Note 12 - Right-of-Use Assets, Finance Lease Liabilities, Investments in Leaseback Vessels and Net Investment in Sales-type Leases - Sales-type Lease (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Lease receivable	$ 41,901
Unguaranteed residual value	201
Net investment in sales-type lease vessels	42,102
Net investment in sales-type lease vessels, current	(22,620)	$ 0
Net investment in sales-type lease vessels, non-current	$ 19,482	$ 0